INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997

                               Two World Trade Center, New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital Insured Municipal Bond Trust (IMB) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate
25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as


                           BOND YIELDS 1994-1997

                                                         Insured Municipal
             30-Year Insured                               Revenue Yields
                Municipal            30-year U.S.       as a Percentage of
             Revenue Yields        Treasury Yields      U.S. Treasury Yields
                  5.45                  6.35                    0.8586
Jan '94           5.29                  6.24                    0.8481
                  5.64                  6.66                    0.8468
                  6.19                  7.09                    0.8728
                  6.24                  7.31                    0.854
                  6.23                  7.43                    0.8387
                  6.31                  7.61                    0.8293
                  6.15                  7.4                     0.8314
                  6.17                  7.45                    0.828
                  6.42                  7.82                    0.8212
                  6.66                  7.97                    0.8356
                  6.99                  8                       0.8738
                  6.65                  7.88                    0.8438
Jan '95           6.42                  7.7                     0.834
                  6.12                  7.44                    0.8222
                  6.07                  7.43                    0.8167
                  6.05                  7.34                    0.8245
                  5.84                  6.65                    0.8784
                  6                     6.62                    0.9066
                  5.99                  6.85                    0.875
                  5.98                  6.65                    0.8997
                  5.97                  6.5                     0.9184
                  5.79                  6.33                    0.915
                  5.61                  6.13                    0.9151
                  5.49                  5.95                    0.923
Jan '96           5.42                  6.03                    0.8989
                  5.55                  6.47                    0.8577
                  5.89                  6.67                    0.8835
                  5.94                  6.91                    0.8601
                  5.99                  6.99                    0.8571
                  5.86                  6.87                    0.8529
                  5.77                  6.97                    0.8278
                  5.82                  7.12                    0.8176
                  5.71                  6.92                    0.8248
                  5.6                   6.64                    0.8431
                  5.45                  6.35                    0.8583
                  5.56                  6.64                    0.8372
Jan '97           5.63                  6.79                    0.8293
                  5.53                  6.8                     0.8129
                  5.83                  7.1                     0.8216
                  5.74                  6.96                    0.8251

Source: Bloomberg L.P.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


FIVE LARGEST SECTORS AS OF APRIL 30, 1997
(% OF NET ASSETS)

HOUSING                 31%
REFUNDED                13%
TRANSPORTATION          10%
HOSPITAL                 9%
EDUCATION                9%
ALL OTHERS              28%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM INVESTMENTS)

AMBAC                    6%
FGIC                    25%
FSA                     19%
GNMA                     9%
MBIA                    41%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CALL STRUCTURE AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

1999                   1.9%
2000                  27.7%
2001                  44.3%
2002                   5.1%
2003                   1.9%
2004                   0.0%
2005                   5.7%
2006+                 13.4%

X-AXIS LABEL: "YEAR CALLABLE"
Y-AXIS LABEL: "PERCENT CALLABLE"

WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


5.45 percent in November 1996, before rising to 5.75 percent in April 1997. Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years inceased to 180 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The annual range of the ratio has averaged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) moved from $15.35 to $15.16. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.48 per share, the Trust's total NAV return was 2.10 percent. IMB's market price on the New York Stock Exchange moved from $14.125 to $14.75 per share. Based on this change in market price plus reinvestment of tax-free dividends, IMB's total market return was 7.89 percent. On April 30, 1997, the Trust was trading at a 3 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.117 to $0.125 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 38 credits. IMB's average maturity was 20 years. The distribution of call dates in the portfolio produced an average call protection of 5 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or U.S. Government-guaranteed securities.

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued


IMB's only ARPS series yielded 3.76 percent during the six months ended April 30, 1997. The series totaled $30 million and represented 28 percent of net assets. Over the same period, ARPS leverage contributed $0.07 per share to common share earnings.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IMB purchased and retired 24,000 shares of beneficial interest at a weighted average market discount of 6.52 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.0%)
            General Obligation (5.0%)
   $5,000   Cook County, Illinois, Ser 1992 A (MBIA)  .......................  6.60 %   11/15/22    $ 5,380,800
   ------                                                                                           -----------
            Educational Facilities Revenue (8.7%)
    6,000   Massachusetts Health & Educational Facilities Authority,
             Boston University 1991 Ser K & L (MBIA) ........................  6.66     10/01/31      6,355,980
    2,000   New York State Dormitory Authority, St John's University Ser
             1996 (MBIA) ....................................................  5.70     07/01/26      1,966,320
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne
             University Refg Ser A of 1991 (MBIA) ...........................  6.75     04/01/20      1,057,900
   ------                                                                                           -----------
    9,000                                                                                             9,380,200
   ------                                                                                           -----------
            Electric Revenue (4.8%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser
             (FGIC) .........................................................  6.50     01/01/11      3,192,720
    2,000   Snohomish County Public Utility District #1, Washington, 1993
             Ser (FGIC) .....................................................  6.00     01/01/18      2,003,460
   ------                                                                                           -----------
    5,000                                                                                             5,196,180
   ------                                                                                           -----------
            Hospital Revenue (8.8%)
    3,000   Jacksonville Health Facilities Authority, Florida, New
             Children's Hospital at Baptist Medical Center Ser 1991 (MBIA) ..  7.00     06/01/21      3,240,330
    3,000   Illinois Health Facilities Authority, Memorial Medical Center
             Ser 1989 (MBIA) ................................................  6.75     10/01/11      3,199,980
    2,000   University of Missouri, Health Ser 1996 A (AMBAC) ...............  5.50     11/01/16      1,948,680
    1,000   Nebraska Investment Finance Authority, Methodist Health System
             Inc 1991 (MBIA) ................................................  7.00     03/01/06      1,089,150
   ------                                                                                           -----------
    9,000                                                                                             9,478,140

   ------                                                                                           -----------
            Industrial Development/Pollution Control Revenue (7.5%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co
             Collateralized Ser 1991 (MBIA) .................................  7.10     07/01/17      2,706,325
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary
             FGIC) ..........................................................  7.60     03/01/16      1,095,160
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ....  7.00     06/01/31      1,080,500
    3,000   New Hampshire Industrial Development Authority, Canal Electric
             Co (AMT)(FGIC) .................................................  7.375    12/01/20      3,256,590
   ------                                                                                           -----------
    7,500                                                                                             8,138,575
   ------                                                                                           -----------
            Mortgage Revenue - Multi-Family (2.8%)
    3,000   New York State Housing Finance Agency, 1996 Ser A Refg (FSA) ....  6.10     11/01/15      3,050,490
   ------                                                                                           -----------
            Mortgage Revenue - Single Family (28.1%)  ........................
    1,715   District of Columbia Housing Finance Agency, GNMA Collateralized
             Ser 1988 E (AMT) ...............................................  7.70     12/01/22      1,793,856
      200   Hawaii Housing Finance & Development Corporation, Ser 1989 A
             (AMT)(Bifurcated FSA) ..........................................  7.70     07/01/29        208,404
      990   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser
             B (AMT)(AMBAC) .................................................  7.80     06/01/22      1,042,104
    5,000   Maine Housing Authority, Ser 1991 A (Bifurcated FSA) ............  7.40     11/15/22      5,264,950

                       SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
   $4,720   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA) ...  7.60 %   12/01/14     $4,969,688
      695   Michigan Housing Development Authority, Ser 1990 D (AMT)
             (Bifurcated FSA) ...............................................  7.65     12/01/19        707,107
    1,930   Minnesota Housing Finance Agency, Ser 1990 A (AMT)(Bifurcated
             FSA) ...........................................................  7.85     07/01/22      2,028,565
    1,885   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
             (AMT) ..........................................................  7.375    08/01/23      1,989,825
    5,200   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 &
             2 (AMT) ........................................................  7.631    09/10/30      5,480,332
      620   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
             (MBIA) .........................................................  7.65     10/01/16        645,097
    1,910   Tennessee Housing Development Agency, Homeownership Issue S
             (AMT)(Secondary MBIA) ..........................................  7.625    07/01/22      2,013,465
    3,935   Wisconsin Housing & Economic Development Authority,
             Homeownership 1991 Ser A (Bifurcated FSA) ......................  7.50     09/01/17      4,147,529
  -------                                                                                           -----------
   28,800                                                                                            30,290,922
  -------                                                                                           -----------
            Transportation Facilities Revenue (10.1%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT)(FGIC) ....................  7.50     07/01/20      3,260,040
    2,000   Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1991 B (AMT)(MBIA) ........................  6.75     12/01/21      2,131,180
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ..............  6.805    11/01/17      5,462,700
  -------                                                                                           -----------
   10,000                                                                                            10,853,920
  -------                                                                                           -----------
            Water & Sewer Revenue (5.8%)
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ................  6.00     10/01/20      2,267,190
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ........................  5.875    11/01/20      4,020,200
  -------                                                                                           -----------
    6,250                                                                                             6,287,390
  -------                                                                                           -----------
            Other Revenue (1.8%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT)(MBIA) ....................  5.50     12/01/15      1,903,800
  -------                                                                                           -----------
            Refunded (13.6%)
    2,000   Castaic Lake Water Agency, California, Ser 1990 COPs (MBIA) .....  7.125    08/01/00++    2,189,720
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser
             1991 COPs (FGIC) ...............................................  6.50     07/01/01++    5,431,100
    2,000   Connecticut Health & Educational Facilities Authority, Yale-New
             Haven Hospital Ser F (MBIA) ....................................  7.10     07/01/00++    2,175,400
    1,425   Port of Portland, Oregon, Portland International Airport Ser
             Seven B (AMT)(MBIA) ............................................  7.10     01/01/12++    1,632,138
    3,000   Bucks County Industrial Development Authority, Pennsylvania,
             Grand View Hospital Ser of 1991 (AMBAC) ........................  7.00     07/01/01++    3,298,080
  -------                                                                                           -----------
   13,425                                                                                            14,726,438
  -------                                                                                           -----------
   98,975   TOTAL MUNICIPAL BONDS (Identified Cost $98,131,988) ..................................  104,686,855
  -------                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.5%)
  $   500   Missouri Health & Educational Facilities Authority, Washington
             University Ser 1996 C (Demand 05/01/97 )(Identified Cost
             $500,000) ......................................................  4.00%*   09/01/30    $   500,000
  -------                                                                                          ------------
  $99,475   TOTAL INVESTMENTS (Identified Cost $98,631,988) (a) ......................       97.5%  105,186,855
 ===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        2.5     2,680,472
                                                                                            -----  ------------
            NET ASSETS ...............................................................      100.0% $107,867,327
                                                                                            =====  ============

--------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ++       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,585,517 and the aggregate gross unrealized depreciation is $30,650, resulting in net unrealized appreciation of $6,554,867.


Bond Insurance:
---------------
  AMBAC     AMBAC Indemnity Corporation.
  FGIC      Financial Guaranty Insurance Company.
  FSA       Financial Security Assurance Inc.
  MBIA      Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                                April 30, 1997

California             7.1%
Connecticut             2.0
District of Columbia    1.7
Florida                 5.1
Hawaii                  3.2
Illinois                7.9
Indiana                 3.5
Kansas                  2.0
Maine                   4.9
Massachusetts          10.5%
Michigan                2.6
Minnesota               1.9
Missouri                4.1
Nebraska                6.1
New Hampshire           8.1
New Jersey              0.6
New Mexico              1.8
New York                4.6
Oregon                  1.5%
Pennsylvania            4.0
South Carolina          3.0
Tennessee               1.9
Virginia                3.7
Washington              1.9
Wisconsin               3.8
                       ----
Total                  97.5%
                       ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $98,631,988).........................................   $105,186,855
Cash...................................................................        806,396
Interest receivable....................................................      2,071,789
Prepaid expenses ......................................................         35,449
                                                                          ------------
  TOTAL ASSETS.........................................................    108,100,489
                                                                          ------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders..................................         92,712
  Investment management fee............................................         35,121
Accrued expenses ......................................................        105,329
                                                                          ------------
  TOTAL LIABILITIES....................................................        233,162
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 600 shares outstanding) .........     30,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 5,137,563 shares outstanding).........................     70,937,934
Net unrealized appreciation ...........................................      6,554,867
Accumulated undistributed net investment income........................        642,552
Accumulated net realized loss..........................................       (268,026)
                                                                          ------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................     77,867,327
                                                                          ------------
  TOTAL NET ASSETS ....................................................   $107,867,327
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($77,867,327 divided by 5,137,563 common shares outstanding) .........         $15.16
                                                                                ======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.......................  $ 3,426,662
                                        -----------
EXPENSES
Investment management fee.............      189,248
Auction commission fees...............       55,788
Professional fees.....................       55,292
Shareholder reports and notices ......       16,770
Transfer agent fees and expenses .....       12,822
Trustees' fees and expenses...........        9,473
Registration fees.....................        7,954
Auction agent fees....................        6,002
Custodian fees........................        2,754
Other.................................        8,156
                                        -----------
  TOTAL EXPENSES .....................      364,259
  LESS: EXPENSE OFFSET  ..............       (2,724)
                                        -----------
  NET EXPENSES .......................      361,535
                                        -----------
  NET INVESTMENT INCOME ..............    3,065,127
                                        -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss.....................      (10,299)
Net change in unrealized
 appreciation.........................   (1,045,442)
                                        -----------
  NET LOSS............................   (1,055,741)
                                        -----------
NET INCREASE..........................  $ 2,009,386
                                        ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX      FOR THE YEAR
                                                     MONTHS ENDED        ENDED
                                                    APRIL 30, 1997  OCTOBER 31, 1996
------------------------------------------------------------------------------------
                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................  $  3,065,127     $  6,271,605
Net realized loss..................................       (10,299)         (48,911)
Net change in unrealized appreciation..............    (1,045,442)        (837,846)
                                                     ------------     ------------
  NET INCREASE.....................................     2,009,386        5,384,848
                                                     ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .........................................      (559,362)      (1,123,038)
Common ............................................    (2,469,177)      (4,679,522)
                                                     ------------     ------------
  TOTAL............................................    (3,028,539)      (5,802,560)
                                                     ------------     ------------
Decrease from transactions in common shares of
 beneficial interest...............................      (345,470)      (1,068,077)
                                                     ------------     ------------
  NET DECREASE.....................................    (1,364,623)      (1,485,789)
NET ASSETS:
Beginning of period................................   109,231,950      110,717,739
                                                     ------------     ------------
  END OF PERIOD
  (Including undistributed net investment income of
  $642,552 and $605,964, respectively).............  $107,867,327     $109,231,950
                                                     ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $1,971,340 and $1,236,448, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $2,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,344. At April 30, 1997, the Trust had an accrued pension liability of $37,944 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

            AMOUNT IN              RESET        RANGE OF
 SHARES*    THOUSANDS*   RATE*      DATE    DIVIDEND RATES**
 -------    ----------   -----      ----    ----------------
   600        30,000     3.76%    07/03/97        3.76%

--------------
*       AS OF APRIL 30, 1997.
**      FOR THE SIX MONTHS ENDED APRIL 30, 1997.

Subsequent to April 30, 1997 and up through June 6, 1997, the Trust paid dividends at a rate of 3.76% in the aggregate amount of $191,604.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL
                                                                                                        PAID IN
                                                                                                       EXCESS OF
                                                                               SHARES     PAR VALUE    PAR VALUE
                                                                              --------    ---------    ---------
Balance, October 31, 1995..................................................   5,238,113    $52,381    $72,299,100
Treasury shares purchased and retired (weighted average discount 9.33%)*...     (76,550)      (765)    (1,067,312)
                                                                              ---------    -------    -----------
Balance, October 31, 1996 .................................................   5,161,563     51,616     71,231,788
Treasury shares purchased and retired (weighted average discount 6.52%)*...     (24,000)      (240)      (345,230)
                                                                              ---------    -------    -----------
Balance, April 30, 1997 ...................................................   5,137,563    $51,376    $70,886,558
                                                                              =========    =======    ===========

--------------
*     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $258,000, to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                               AMOUNT IN THOUSANDS
                      -----------------------------------
                         2001     2002     2003     2004
                         ----     ----     ----     ----
                         $79      $68      $62      $49
                         ===      ===      ===      ===

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

                               AMOUNT        RECORD          PAYABLE
           DECLARATION DATE   PER SHARE       DATE             DATE
           ----------------   ---------     -------         ---------
            April 29, 1997      $0.08      May 9, 1997     May 23, 1997
             May 27, 1997       $0.08      June 6, 1997   June 20, 1997

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                      FOR THE YEAR ENDED OCTOBER 31*
                                             MONTHS ENDED      ----------------------------------------------------------------
                                            APRIL 30, 1997*     1996          1995          1994          1993          1992
-------------------------------------------------------------------------------------------------------------------------------
                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ......     $15.35         $ 15.41       $ 14.16       $ 16.75       $ 14.84       $ 14.66
                                                ------         -------       -------       -------       -------       -------
Net investment income......................       0.60            1.21          1.22          1.34          1.41          1.45
Net realized and unrealized gain (loss) ...      (0.20)          (0.17)         1.30         (2.49)         2.04          0.09
                                                ------         -------       -------       -------       -------       -------
Total from investment operations...........       0.40            1.04          2.52         (1.15)         3.45          1.54
                                                ------         -------       -------       -------       -------       -------
Less dividends and distributions from:
 Net investment income.....................      (0.48)          (0.90)        (1.04)        (1.21)        (1.26)        (1.08)
 Common share equivalent of dividends
  paid to preferred shareholders...........      (0.11)          (0.22)        (0.23)        (0.23)        (0.24)        (0.26)
 Net realized gain.........................       --              --            --            --           (0.04)        (0.02)
                                                ------         -------       -------       -------       -------       -------
Total dividends and distributions..........      (0.59)          (1.12)        (1.27)        (1.44)        (1.54)        (1.36)
                                                ------         -------       -------       -------       -------       -------
Anti-dilutive effect of acquiring treasury
 shares....................................       --              0.02          --            --            --            --
                                                ------         -------       -------       -------       -------       -------
Net asset value, end of period.............     $15.16         $ 15.35       $ 15.41       $ 14.16       $ 16.75       $ 14.84
                                                ======         =======       =======       =======       =======       =======
Market value, end of period................     $14.75         $14.125       $14.625       $12.875       $17.875       $16.375
                                                ======         =======       =======       =======       =======       =======
TOTAL INVESTMENT RETURN+ ..................       7.89%(1)        3.06%        22.10%       (22.37)%       17.74%        13.05%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:

Total expenses.............................       0.93%(2)(3)     0.92%         0.91%(3)      1.03%         1.01%         0.99%
Net investment income before preferred
 stock dividends...........................       7.83%(2)        7.85%         8.16%         8.68%         8.86%         9.61%
Preferred stock dividends .................       1.43%(2)        1.41%         1.53%         1.49%         1.49%         1.70%
Net investment income available to common
 shareholders..............................       6.40%(2)        6.44%         6.63%         7.19%         7.37%         7.91%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ...    $107,867       $109,232      $110,718      $109,377      $128,031      $117,998
Asset coverage on preferred shares at end
 of period.................................        358%            363%          369%          312%          319%          295%
Portfolio turnover rate ...................          1%(1)           5%            6%           12%            6%            7%

--------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized
(3)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
INSURED
MUNICIPAL
BOND TRUST


Semiannual Report
April 30, 1997